                                                                EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the "Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in his name to execute and file with the Securities and Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as a trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier or (i) the date on which the undersigned is no longer subject to the reporting requirements under Section 16(a) of the Act and the rules and regulations promulgated thereunder; and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

     IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 19th day of February, 1998.



                                             /s/ Arthur M. Blank
                                             --------------------------
                                             Arthur M. Blank


Sworn to and subscribed
before me this 19th day
of February 1998


/s/ Marcellene Lea
-------------------------
Notary Public


My Commission Expires:

12-8-98
------------------------- (SEAL)
[Notary Seal]

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the "Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in his name to execute and file with the Securities and Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as a trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under
Section 16(a) of the Act and the rules and regulations promulgated thereunder; and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

     IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 19th day of February, 1998.


                                    /s/ Herschel M. Bloom
                                    -----------------------------
                                    Herschel M. Bloom

Sworn to and subscribed
before me this 19th day
of February, 1998


/s/ Marcellene Lea
--------------------------
Notary Public

My Commission Expires:

    12-8-98
-------------------------- (SEAL)
[Notarial Seal]

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the "Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in his name to execute and file with the Securities and Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as a trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under
Section 16(a) of the Act and the rules and regulations promulgated thereunder; and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

     IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 19th day of February, 1998.



                                    /s/ Russell R. French
                                    -----------------------------
                                    Russell R. French


Sworn to and subscribed
before me this 19th day
of February, 1998


/s/  Marcellene Lea
-----------------------
Notary Public


My Commission Expires:


        12-8-98
----------------------- (SEAL)
[Notarial Seal]

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the "Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in her name to execute and file with the Securities Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under
Section 16(a) of the Act and the rules and regulations promulgated thereunder, and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

     IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney is this 29th day of January 1999.


                                         /s/ Zell Miller
                                         ---------------------------------------

Sworn to and subscribed
Before me this 29th day
of January, 1999

/s/ Sharyn E. Collier
-----------------------
Notary Public

My Commission expires:

March 19, 2002
----------------------- (SEAL)
[Notarial Seal]

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the "Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in his name to execute and file with the Securities and Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as a trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under
Section 16(a) of the Act and the rules and regulations promulgated thereunder; and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

     IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 19th day of February, 1998.


                                             /s/ Charles E. Rice
                                             -----------------------------------
                                             Charles E. Rice


Sworn to and subscribed
before me this 19th day
of February 1998


/s/ Marcellene Lea
---------------------------
Notary Public

My Commission Expires:


12-8-98
---------------------------- (SEAL)
[Notarial Seal]

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the "Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in his name to execute and file with the Securities and Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as a trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under Section 16(a) of the Act and the rules and regulations promulgated thereunder; and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

     IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 19th day of February, 1998.

                                             /s/ J.C. Shaw
                                             ------------------------------
                                             J.C. Shaw


Sworn to and subscribed
before me this 19th day
of February 1998



/s/ Marcellene Lea
-----------------------------
Notary Public

My Commission Expires

12-8-98
----------------------------- (SEAL)
[Notarial Seal]

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Sherry W. Cohen, the Secretary of Post Properties, Inc. (the "Company"), as the true and lawful agent and attorney-in-fact of the undersigned with full power to appoint a substitute or substitutes to act hereunder for the undersigned, and in his name to execute and file with the Securities and Exchange Commission on behalf of the undersigned, or on behalf of any trust with respect to which the undersigned serves as a trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion the time when, purpose for, and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under
Section 16(a) of the Act and the rules and regulations promulgated thereunder; and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

     IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney this 19th day of February, 1998.


                                                    /s/ John A. Williams
                                                    ----------------------------
                                                    John A. Williams



Sworn to and subscribed
before me this 19th day
of February 1998

/s/ Marcellene Lea
-----------------------
Notary Public


My Commission Expires:

12-8-98
----------------------- (SEAL)
[Notarial Seal]